CREDIT AGREEMENT

THIS CREDIT AGREEMENT (the "Agreement") is made effective as of December 31, 2012 between MAGELLAN GOLD CORPORATION, a Nevada corporation, ("Borrower" or “Company”) and JOHN D. GIBBS ("Lender").

RECITALS

WHEREAS Borrower is desirous of obtaining from Lender a credit facility to be used in the operation of its business; and

WHEREAS Borrower represents that the availability of additional credit will benefit Borrower and its business; and

WHEREAS Lender is willing to provide such credit as requested by Borrower and to make loans thereunder, upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained in this Agreement, Borrower and Lender agree as follows:

1.

TERMS OF BORROWING.

a.

Credit Facility.  Subject to the following terms and conditions, Lender agrees to make a credit facility available to Borrower (the "Credit Facility") in the maximum amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000) (the "Maximum Credit Balance") pursuant to which Lender will make loans to Borrower (each an "Advance") in such amounts as Borrower may request from time to time; provided, however, that with each request for an Advance, Borrower shall disclose to Lender in writing the proposed use of such Advance and Lender shall have the right to reject such request if Lender disapproves of the proposed use as disclosed by Borrower.  The aggregate outstanding principal balance of all Advances made hereunder may not exceed the Maximum Credit Balance.  Amounts borrowed under the Credit Facility may be repaid prior to the Termination Date (defined below) without penalty and may be re-borrowed subject to the terms hereof.

i.

Lender's commitment to lend hereunder terminates on December 31, 2014 (the "Termination Date"), if not sooner terminated under Section 8 below.

ii.

Lender shall not be obligated to make any Advance which would cause the outstanding principal balance of the Credit Facility (the "Credit Balance") to exceed the Maximum Credit Balance.

iii.

Lender shall not be obligated to make any Advance if an Event of Default, as defined in Section 7 below, or an event which, with the giving of notice or lapse of time, or both, would become an Event of Default (a "Potential Default") has occurred and has not been waived by Lender or cured by Borrower.

iv.

Lender shall not be obligated to make any Advance if Lender disapproves of the proposed use thereof by Borrower as disclosed by Borrower in connection Borrower's request for such Advance.

b.

Credit Note.  Borrower's indebtedness to Lender for amounts borrowed under each Advance under the Credit Facility and for interest accrued thereon shall be evidenced by Borrower's separate promissory note to Lender, on a standard form for commercial promissory note satisfactory to Lender in the amount of each Advance, not to exceed in the aggregate the Maximum Credit Balance (the "Credit Note"). Each Credit Note shall be subject to the terms and conditions of this Agreement.

c.

Interest.  Borrower agrees to pay interest on the Credit Balance from time to time as provided herein.  Interest will accrue on the daily outstanding Credit Balance at the rate of six percent (6%) per annum.  Accrued interest shall be due on the Maturity Date.

d.

Interest Calculation.  Interest shall be computed using the actual number of days in the period for which such computation is made and a per diem rate equal to 1/365 of the rate per annum.

e.

Default Interest.  After the occurrence of an Event of Default and any necessary acceleration of maturity of the Credit Note, at Lender's option, the interest rate applicable to the Credit Note may be increased to the rate of eight percent (8%) per annum.

f.

Repayment of Principal and Interest.  Borrower agrees to repay all Advances made hereunder.  The Credit Balance and all accrued interest will be due and payable on December 31, 2014 (the "Maturity Date"), subject to acceleration upon the occurrence of an Event of Default.  Borrower may prepay accrued interest and/or the principal of the Credit Balance in whole or in part at any time without penalty to the date of such prepayment.

g.

Method of Borrowing.  Requests for Advances may be submitted by Borrower in writing utilizing the Advance Request Certificate in the form of Appendix A hereto. All Advance Request Certificates shall set forth the proposed use of such Advance by Borrower, and shall be subject to the approval of Lender, in Lender’s sole discretion.  Lender shall be entitled to honor any such request it reasonably believes to be genuine.  Advances shall be disbursed directly to Borrower or as determined by Lender with the consent of the Borrower.  Advances shall be disbursed directly to Borrower or as determined by Lender with the consent of the Borrower.

h.

No Collateral.  The Credit Notes issued hereunder shall be unsecured.

2.

CONVERSION OF CREDIT NOTES. – Intentionally omitted

3.

REPRESENTATIONS AND WARRANTIES.

To induce Lender to enter into this Agreement, Borrower represents and warrants as follows:

a.

Formation.  Borrower is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, and is duly qualified or licensed and in good standing to do business as a foreign entity in all jurisdictions in which Borrower does business.

b.

Borrower's Authorization.  The execution, delivery and performance by Borrower of this Agreement and the Credit Notes are within Borrower's powers, have been authorized by all necessary corporate action and do not and will not contravene Borrower's Articles of Incorporation or Bylaws, violate any provision of law or result in a breach of or default under any other agreement to which Borrower is a party.

c.

Litigation.  There is no pending or threatened action, claim, investigation, lawsuit or proceeding affecting Borrower before any court, governmental agency, arbitrator or arbitration panel, which if decided adversely to Borrower would have a material adverse affect on the financial condition or operations of Borrower ("Material Litigation").

d.

Valid Obligations.  This Agreement constitutes, and the Credit Notes when delivered hereunder will be, legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

e.

Taxes  Borrower (i) has filed all tax reports and returns, if any, required to be filed, including but not limited to reports and returns concerning income, franchise, employment, sales and use, and property taxes; (ii) has paid all of its tax liabilities, if any, which were due on or prior to the date hereof; and (iii) is not aware of any pending investigation by any taxing authority nor of any pending assessments or adjustments which would materially increase its tax liability.

f.

No Default in Other Agreements.  Borrower is not in default under any agreement by which it has obtained the right to make and sell any of the services or other products sold and/or provided by it.

4.

CONDITIONS PRECEDENT.

a.

Conditions Precedent to Initial Advance.  The obligation of Lender to make its initial Advance under this Agreement is subject to the condition precedent that Lender shall have received on or before the day of such Advance the following, each in form and substance satisfactory to Lender:

i.

the Credit Note duly executed;

ii.

certified copies of the resolutions of the Board of Directors of Borrower approving this Agreement and the Credit Note, and of all documents evidencing other necessary action and governmental approvals, if any, with respect to this Agreement and the Credit Note;

iii.

a certificate of the President and Secretary of Borrower certifying the names and true signatures of the officers of such corporation authorized to sign this Agreement and the Credit Note.

b.

Conditions Precedent to All Advances.  The obligation of Lender to make each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the date of such Advance, the following statements shall be true:

i.

the representations and warranties contained in Section 3 are correct on and as of the date of such Advance as though made on and as of such date;

ii.

no event has occurred and is continuing; or would result from such Advance, which constitutes an Event of Default or Potential Default;

iii.

Borrower shall have executed and delivered to Lender an Advance Request Certificate in the form of Appendix A hereto and shall have disclosed in writing to Lender the proposed use of such Advance and Lender, in its sole discretion, shall have approved such use;

iv.

Lender shall have received such other approvals, opinions or documents as Lender may reasonably request; Lender's legal counsel is reasonably satisfied as to all legal matters incident to the making of such Advance; and

v.

No proceeding in bankruptcy shall have been commenced against or involving Borrower, and Borrower shall not be insolvent or made an assignment for the benefit of its creditors; and no event or series of events shall have occurred which in the opinion of Lender shall materially and adversely effect the credit worthiness of Borrower.

5.

AFFIRMATIVE COVENANTS.

So long as any Credit Balance or any Debt of Borrower to Lender remains unpaid or Lender has any commitment to lend hereunder, Borrower will:

a.

Accounting Records.  Maintain adequate books and accounting records in accordance with generally accepted accounting principles ("GAAP") consistently applied, and permit any representative of Lender, at any reasonable time upon reasonable prior notice, to inspect and audit such books and records and procedures and properties;

b.

Maintenance of Property.  Maintain and preserve all of its properties and assets necessary or useful in the performance of its business in good working order, repair and condition, ordinary wear and tear excepted;

c.

Corporate Existence.  Preserve and maintain its existence and rights and franchises in its State of organization, and qualify and remain qualified and in good standing as a foreign entity in each jurisdiction in which such qualification is necessary in view of its operation or ownership of its properties;

d.

Reporting.  Furnish Lender the following as soon as available and in any event:

i.

within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower as at the end of such fiscal year, including a balance sheet, income statement and statement of cash flow;

ii.

within forty-five (45) days after the end of each fiscal quarter (a) Borrower's internally prepared statements of financial condition as at the end of such quarter, including a balance sheet, income statement and statement of cash flow, prepared substantially in accordance with GAAP, and (b) an itemized report of Borrower's accounts receivable and accounts payable, indicating the aging of all thereof;

iii.

from time to time such other information as Lender may reasonably request.

e.

Payment of Obligations.  Intentionally omitted.

f.

Notice of Default, Change in Entity or Litigation.  Promptly notify Lender in writing of (i) the occurrence of any Event of Default or Potential Default; (ii) any change in its name, address, form of entity or organizational or capital structure; or (iii) the threat of or commencement of any Material Litigation;

g.

Compliance with Laws.  Comply in all material respects, with all applicable laws, rules, regulations and orders;

h

Conduct of Business.  Maintain and conduct the business of Borrower in the ordinary course without any material change in the nature of Borrower's business;

i.

Notice of Default, Change in Entity or Litigation.  Promptly notify Lender in writing of (i) the occurrence of any Event of Default or Potential Default; (ii) any change in its name, address, form of entity or organizational or capital structure; or (iii) the threat of or commencement of any material litigation.

j.

Insurance. Intentionally omitted.

k

Insurance Reports. Intentionally omitted.

l

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens of every kind and nature, imposed upon them or their properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of their properties, income, or profits;

m

Performance. Perform and comply, in a timely manner, with all terms, conditions,

and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement;

n

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of their properties, businesses and operations, including without limitation, the Americans With Disabilities Act.  Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as it has notified Lender in writing prior to doing;

o

Inspection. Permit employees or agents of Lender at any reasonable time to inspect its properties and to examine or audit its books, accounts, and records and to make copies and memoranda of its books, accounts, and records.  If Borrower, now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, it, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at its expense;

p.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all environmental laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied , any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources;

q.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence the Advances; and

r.

Duty to Maintain.   Borrower shall maintain its property and assets in good  condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

6.

NEGATIVE COVENANTS.

So long as any Credit Balance or any Debt of Borrower to Lender remains unpaid or Lender has any commitment to lend hereunder, without the prior written consent of Lender, Borrower will not:

a.

Use of Funds.  Use any of the amounts loaned to it by Lender pursuant to this Agreement for any purpose except for the purpose disclosed by Borrower and approved by Lender;

b.

Guaranty.  Guarantee or become liable in any way as surety for, or pledge or hypothecate any assets as security for, any liability or obligation of any other person or entity;

c.

Merger or Sale.  Merge into or consolidate with any corporation or other entity, or sell, lease, assign or otherwise transfer or dispose of any material portion of its assets;

d.

Debt.  Create, incur, assume or permit to exist, any debt (“Debt”) which is senior to or pari passu with this Agreement, except Debt to Lender, and Debt incurred by Borrower in the ordinary course of business for the acquisition of goods or services.  Debt means (i) indebtedness for borrowed money or for the deferred purchase price of goods or services; (ii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of Borrower of the kinds referred to in clause (i) or (ii) above; and (iv) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA;

e.

Intentionally Omitted

f.

Nature of Business.  Materially change the scope or nature of its business;

g.

Change of Control.  Enter into any transaction or agreement providing for a Change of Control of the Borrower.  For the purposes of this Agreement, "Change of Control" means any transaction of the Borrower involving (i) the merger or consolidation of the Borrower into or with another entity where the Borrower's shareholders receive less than fifty percent (50%) of the voting securities of the new or continuing entity, (ii) the sale or all or substantially all of the Company's assets or properties, (iii) any person not already a shareholder of the Borrower becoming a beneficial owner, directly or indirectly, of the securities of the Company representing fifty percent (50%) or more of the combined voting power of the Borrower's then outstanding securities, (iv) a change in the majority of the manager(s) of the Borrower, or (v) the Borrower terminating its business or liquidating its assets;

h.

Distributions to Stockholders.  Pay or declare any dividends, or purchase, redeem or otherwise acquire any of its capital stock, or make any other distributions of any property to any of its stockholders without the written consent of Lender;

i.

Increase in Compensation.  Implement an increase in the total compensation paid to any executive officer;

j.

Related Party Transactions.  Enter into any contract, agreement, transaction, commitment or arrangement with any Director, Executive Officer, or affiliate of the Borrower (“Related Party”), including, without limitation, make any loans or extension of credit to any Related Party;

k.

Charter Documents.  Amend, repeal or change, directly or indirectly, any of the provisions of the Articles of Incorporation, or Bylaws, of the Borrower without the written consent of Lender; and

l.

Liquidations or Recapitalization.  Authorize or effect any transaction that results, directly or indirectly, in the liquidation or dissolution of the Borrower or effect a recapitalization or reorganization of the Company in any form of transaction.

7.

DEFAULT.

If any of the following events shall occur and be continuing, it shall be an event of default ("Event of Default"):

a.

Non-Payment.  Borrower fails to pay any principal of the Credit Balance or any other sums payable by Borrower to Lender pursuant to this Agreement when due, or Borrower fails to pay any interest on the Credit Balance within ten (10) days after any such interest is due;

b.

Representations.  Any representation or warranty made by Borrower herein or in connection herewith proves to have been incorrect in any material respect when made;

c.

Breach of Negative Covenants.  Borrower fails to observe or comply with any of the covenants in Section 6 of this Agreement;

d.

Breach of Covenants.  Borrower fails to perform or observe any other term, covenant or agreement contained in this Agreement (other than those referred to in Sections 7(a) and 7(c)) and such failure has not been cured within ten (10) days after Lender has notified Borrower of such failure;

e.

Insolvency.  Borrower generally fails to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection;

f.

Judgments.  Any judgment or order for the payment of money shall be rendered against Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

g.

Change in Management.  Remove, replace or appoint any executive officer or manager without the consent of Lender; or

h.

Default on Other Debt.  Intentionally omitted.

8.

REMEDIES.

Upon the occurrence of any Event of Default, Lender shall have the right by notice to Borrower:

a.

Further Loans.  To terminate its commitment to make Advances;

b.

Acceleration.  To declare the Credit Balance and all interest accrued thereon and all other amounts payable under this Agreement to be immediately due and payable whereupon all such indebtedness of Borrower to Lender shall become and be immediately due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower; and

c.

Other Rights.  To exercise any other rights or remedies available to it whether under this Agreement, the Credit Note, or at law or in equity.

9.

MISCELLANEOUS.

a.

Waiver.  No waiver by Lender of any of its rights and privileges under this Agreement nor any consent of Lender to any failure to comply with the terms hereof by Borrower shall be effective unless made in writing and signed by Lender.  No waiver by Lender of any default or of any right to enforce this Agreement shall operate as a waiver of any other default, or of the same default on a future occasion, or of the right to enforce this Agreement on any future occasion.  No delay in or discontinuance of the enforcement of this Agreement, nor the acceptance by Lender of installments of principal or interest after the occurrence of any Event of Default, shall operate as a waiver of any defaults.

b.

Rights Cumulative.  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies afforded by any promissory note or other agreement executed in connection herewith, or provided by law.  Lender's remedies may be exercised concurrently or separately, in any order, and the election of one remedy shall not be deemed a waiver of any other remedy.

c.

Expenses.  Borrower will pay to Lender on demand all expenses, including reasonable fees and expenses of attorneys, paid or incurred by Lender, in connection with the making or collection of Advances pursuant to this Agreement.

d.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns.  However, Borrower shall not be permitted to assign or otherwise transfer any rights under this Agreement without Lender's prior written consent.

e.

Governing Law.  This Agreement shall be construed in accordance with, governed by and enforced under the laws of the State of Nevada.

f.

Notices.  All notices, requests and demands given to or made upon either party must be in writing and shall be deemed to have been given or made when personally delivered or two (2) days after having been deposited in the United States Mail, first class postage prepaid, addressed as follows:

If to Borrower:

Magellan Gold Corporation

Attn:  John C. Power, President

P O Box 114

The Sea Ranch, CA  95497

If to Lender:

John D. Gibbs

807 Wood N Creek

Ardmore, OK  73401

g.

Accounting Terms.  All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

h.

Recitals.  The recitals to this Agreement and any definitions set forth therein are made a part hereof and incorporated in this Agreement.

i.

Entire Agreement.  The following documents contain the entire agreement between the parties concerning the subject matter hereof: the Advance Request Certificate and the Credit Notes (collectively, the "Relevant Documents").  Any representation, understanding or promise concerning the subject matter hereof, which is not expressly set forth in any of the Relevant Documents, shall not be enforceable by any party hereto or its successors or assigns.  In the event of conflict between the terms of this Agreement and the terms of any other Relevant Documents, the terms of this Agreement shall govern.

IN WITNESS WHEREOF, the parties have executed this Agreement the date first stated above for the purposes set forth herein.

BORROWER:

MAGELLAN GOLD CORPORATION

By:/s/ John C. Power

John C. Power, its President

LENDER:

/s/ John D. Gibbs

JOHN D. GIBBS

APPENDIX A

ADVANCE REQUEST CERTIFICATE

Pursuant to Section 4(b) of that certain Credit Agreement by and among the Company and the Lenders dated effective December 31, 2012, (the “Credit Agreement”), Magellan Gold Corporation (the “Borrower”) hereby requests an Advance from you under the Agreement for an amount equal to [____________] ($___________).  All capitalized but undefined terms used herein shall have the meaning attributed to them in the Credit Agreement.

In connection with this Advance Request, the Borrower certifies to you as follows:

(1)

All representations and warranties contained in the Credit Agreement are true and correct with the same force and effect as though such representations and warranties had been made on and as of the date hereof;

(2)

Borrower is in compliance with all the terms and provisions of the Credit Agreement, and of the Credit Notes, and no condition, event, or act exists which, with the giving of notice or lapse of time, or both, would constitute an event of default under any of such documents; and

(3)

No material adverse change in the condition, financial or otherwise, of the Borrower has occurred that would adversely affect the ability of the Borrower to meet and carry out its obligations under the Credit Agreement or the Credit Notes, or to perform the transactions contemplated thereby.

(4)

The proceeds of the Advance will be used solely for the following corporate purposes:

MAGELLAN GOLD CORPORATION

Dated __________ __, 201__

By: